Borrowings (Tables)	12 Months Ended
Dec. 31, 2023
Borrowings.
Schedule of borrowings

	Years Ended December 31,
	2023	2022

	(USD in thousands)
Loan from lessor	$1,022	$1,068
EIB Loan	7,626	6,932
Total Borrowings	8,648	8,000
Less: Borrowings, current portion	(159)	(136)
Total Borrowings, net of current portion	$8,489	$7,864